UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2017

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-141884	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900 Houston TX	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 335-5151

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Attached as Exhibit 99.1, and furnished for purposes of Regulation FD, is an investor presentation to be given by PROS Holdings, Inc. at its 2017 Outperform conference on May 11, 2017.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01    Financial Statements and Exhibits

 (d)           The following exhibit is furnished, and not filed:

Exhibit No.	Description
99.1	PROS Holdings, Inc. Investor Presentation: 2017 Analyst Briefing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: May 11, 2017
/s/ Damian Olthoff
Damian Olthoff
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	PROS Holdings, Inc. Investor Presentation: 2017 Analyst Briefing